UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of report (Date of earliest event
                           reported) October 18, 2007

                           Build-A-Bear Workshop, Inc.
                -------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

        Delaware                 001-32320               43-1883836
-------------------------   -------------------    ---------------------------
     (State or Other            (Commission             (IRS Employer
     Jurisdiction of            File Number)         Identification No.)
     Incorporation)


      1954 Innerbelt Business Center Drive
               St. Louis, Missouri                              63114
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    (Address of Principal Executive Offices)                  (Zip Code)

                                 (314) 423-8000
                   ------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.
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     On October 18, 2007, Build-A-Bear Workshop, Inc. (the "Company") issued a press release announcing, among other things, total revenue, net income, net retail sales, retail gross margin, and diluted earnings per share for the third quarter of fiscal 2007. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein. The description of the press release contained herein is qualified in its entirety by the full text of such exhibit. This information furnished in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing. In addition, this report (including Exhibit 99.1) shall not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely as a requirement of this Item 2.02. Item

9.01              Financial Statements and Exhibits.
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(d) Exhibits

Exhibit Number    Description of Exhibit
--------------    ----------------------

99.1              Press Release dated October 18, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BUILD-A-BEAR WORKSHOP, INC.



Date: October 18, 2007                 By: /s/ Tina Klocke
                                           -------------------------------------
                                           Name:  Tina Klocke
                                           Title:  Chief Financial Bear,
                                           Secretary and Treasurer

                                  EXHIBIT INDEX

Exhibit Number    Description of Exhibit
--------------    ----------------------

99.1              Press Release dated October 18, 2007